                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): -March 22, 2006
(March 20, 2006)


                                   ONEIDA LTD.

             (Exact name of registrant as specified in its charter)


            New York                           1-5452                          15-0405700
(State or other jurisdiction of       (Commission File Number)     (IRS Employer Identification No.)
         incorporation)

     163-181 Kenwood Avenue, Oneida, New York                                      13421
     (Address of principal executive offices)                                    (Zip Code)


       Registrant's telephone number, including area code: (315) 361-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

 ITEM 1.03.       BANKRUPTCY OR RECEIVERSHIP.

                  The Company has filed First Day Pleadings including its Plan of Reorganization and Disclosure Statement with the US Bankruptcy Court for the Southern District of New York. The Court has scheduled a hearing for May 1, 2006 at 10 a.m. to consider the adequacy of the information contained in the Disclosure Statement.

                  Additional information required by this Item is incorporated by reference to press releases dated March 20, 2006, which are attached as Exhibit 99.1 to this form.

ITEM 9.01.        FINANCIAL STATEMENTS & EXHIBITS.

                  (c.)     Exhibits

                           EXHIBIT 99.1 Press Releases dated March 20, 2006.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ONEIDA LTD.





                                        By: /s/ ANDREW G. CHURCH
                                            --------------------
                                            Andrew G. Church
                                            Senior Vice President &
                                            Chief Financial Officer

Dated: March  22, 2006



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